UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2016

CF Industries Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32597 (Commission File Number)	20-2697511 (I.R.S. Employer Identification No.)

4 Parkway North, Suite 400 Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on August 6, 2015, CF Industries Holdings, Inc. (“CF Industries”), entered into a Combination Agreement (as amended, the “Combination Agreement”) with OCI N.V. (“OCI”), and certain other parties named therein (collectively, the “Parties”). On May 22, 2016, the Parties entered into a Termination Agreement, dated as of May 22, 2016 (the “Termination Agreement”), under which the Parties agreed to terminate the Combination Agreement, including all schedules and exhibits thereto, and all ancillary agreements contemplated thereby or entered pursuant thereto (collectively,  the “Transaction Documents”), by mutual written consent. Pursuant to the Termination Agreement, CF Industries agreed to pay OCI a termination fee of $150 million in cash on or before May 24, 2016. The Parties also agreed to release each other from any and all claims, actions, obligations, liabilities, expenses and fees in connection with, arising out of or related to the Transaction Documents or the transactions contemplated thereby.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the Termination Agreement, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 23, 2016, CF Industries issued a press release announcing the termination of the Combination Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

On May 23, 2016, CF Industries will host a conference call at which the presentation attached hereto as Exhibit 99.2 will be used.

The information set forth herein, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Termination Agreement, dated as of May 22, 2016, by and among CF Industries Holdings, Inc., OCI N.V. and certain other parties named therein
99.1	Press Release, dated May 23, 2016
99.2	Presentation of CF Industries Holdings, Inc., dated May 23, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2016	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Senior Vice President, General
Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Termination Agreement, dated as of May 22, 2016, by and among CF Industries Holdings, Inc., OCI N.V. and certain other parties named therein
99.1	Press Release, dated May 23, 2016
99.2	Presentation of CF Industries Holdings, Inc., dated May 23, 2016